UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed combined balance sheet presents the historical balance sheets of Q Therapeutics, Inc. (Q Therapeutics) and Grace 2, Inc. (Grace 2) as of June 30, 2011, and accounts for the transaction as a recapitalization of Q Therapeutics with the issuance of shares for the net assets of Grace 2 (a reverse acquisition) based on the information and assumptions set forth in the Notes to Unaudited Pro Forma Condensed Combined Financial Statements, and giving effect to the transaction as if it had occurred as of June 30, 2011.  The transaction was completed on October 13, 2011.

The Grace 2 balance sheet information was derived from its unaudited balance sheet as of June 30, 2011 that is included in the Form 8-K.  The Q Therapeutics balance sheet information was derived from its unaudited balance sheet as of June 30, 2011 that is included in this Form 8-K.

The unaudited pro forma condensed combined statements of operations are based on the historical statements of operations of Q Therapeutics and Grace 2 and combine the results of operations of Q Therapeutics and Grace 2 for the six months ended June 30, 2011 and for the year ended December 31, 2010, giving effect to the transaction as if it occurred on January 1, 2010, and reflecting the pro forma adjustments expected to have a continuing impact on the combined results.  The historical results of operations of Grace 2 were derived from Grace 2’s unaudited statement of operations for the six months ended June 30, 2011 and the unaudited statement of operations for the year ended December 31, 2010.

The historical results of operations of Q Therapeutics were derived from its unaudited statement of operations for the six months ended June 30, 2011 and its audited statement of operations for the year ended December 31, 2010 that are included in this Form 8-K.

The unaudited pro forma condensed combined financial statements are for informational purposes only.  They do not purport to indicate the results that would have actually been obtained had the merger been completed on the assumed date or for the periods presented, or that may be realized in the future.  Furthermore, the pro forma financial information does not reflect the impact of any reorganization or restructuring expenses or operating efficiencies resulting from the transaction.  The unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements referred to above.

Unaudited Pro Forma Condensed Combined Balance Sheet

June 30, 2011

	Q Therapeutics, Inc.	Grace 2, Inc.	Pro Forma Adjustments		Pro Forma Combined
Assets

Current assets:
Cash	$51,326	$-	$150	[E]	$51,476
Grants receivable, net of an allowance for doubtful accounts of $14,531	2,628	-	-		2,628

Total current assets	53,954	-	150		54,104

Property and equipment, net	42,824	-	-		42,824
Other assets	7,513	-	-		7,513

Total assets	$104,291	$-	$150		$104,441

Liabilities and Stockholders' Deficit

Current liabilities:
Accounts payable	$351,842	$68,000	$-		$419,842
Accrued liabilities	62,030	20,000	-		82,030
Notes payable to stockholders	15,000	69,170	-		84,170

Total current liabilities	428,872	157,170	-		586,042

Commitments and contingencies

Stockholders' deficit:
Series A1 convertible preferred stock: $0.0001 par value; 250,000 shares authorized; 250,000 shares issued and outstanding	25	-	(25)	[A]	-
Series A2 convertible preferred stock: $0.0001 par value; 2,400,000 shares authorized; 2,022,190 shares issued and outstanding	202	-	(202)	[A]	-
Series B convertible preferred stock: $0.0001 par value; 7,000,000 shares authorized; 4,102,654 shares issued and outstanding	410	-	(410)	[A]	-
Common stock: $0.0001 par value; 20,000,000 shares authorized; 1,593,203 shares issued and outstanding	159	-	(159)	[A]	-
Common stock: $0.0001 par value; 100,000,000 shares authorized; 19,837,941 shares issued and outstanding		110	1,724	[A]	1,984
			150	[E]
Additional paid-in capital	15,238,659	9,784	(928)	[A]	14,945,148
			(167,064)	[B]
			(135,303)	[C]

Notes receivable from stockholders'	(135,303)		135,303	[C]	-
Accumulated deficit	(15,428,733)	(167,064)	167,064	[B]	(15,428,733)

Total stockholders' deficit	(324,581)	(157,170)	150		(481,601)

Total liabilities and stockholders' deficit	$104,291	$-	$150		$104,441

See notes to unaudited pro forma condensed combined financial statements.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Six Months Ended June 30, 2011

	Q Therapeutics, Inc.	Grace 2, Inc.	Pro Forma Adjustments		Pro Forma Combined

Grant revenue	$10,173	$-	$-		$10,173
License revenue	14,400	-	-		14,400

	24,573	-	-		24,573

Operating expenses:
Research and development	277,432	-	-		277,432
General and administrative	340,673	65,000	-		405,673

Total operating expenses	618,105	65,000	-		683,105

Operating loss	(593,532)	(65,000)	-		(658,532)

Other income (expense):
Other expense	(1,691)	-	-		(1,691)
Other income	1,588	-	-		1,588

Total other expense, net	(103)	-	-		(103)

Loss before provision for income taxes	(593,635)	(65,000)	-		(658,635)

Provision for income taxes	-	-	-		-

Net loss	$(593,635)	$(65,000)	$-		$(658,635)

Net loss per common share (basic and diluted)		$(0.29)			$(0.03)

Weighted average number of common shares			1,500,000	[E]
(basic and diluted)		221,547	17,237,941	[D]	18,959,488

See notes to unaudited pro forma condensed combined financial statements.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2010

	Q Therapeutics, Inc.	Grace 2, Inc.	Pro Forma Adjustments		Pro Forma Combined

Grant revenue	$421,241	$-	$-		$421,241
License revenue	31,000	-	-		31,000

	452,241	-	-		452,241

Operating expenses:
Research and development	501,900	-	-		501,900
General and administrative	826,330	44,907	-		871,237

Total operating expenses	1,328,230	44,907	-		1,373,137

Operating loss	(875,989)	(44,907)	-		(920,896)

Other income (expense):
Other expense	(3,402)	-	-		(3,402)
Other income	14,541	-	-		14,541

Total other income, net	11,139	-	-		11,139

Loss before provision for income taxes	(864,850)	(44,907)	-		(909,757)

Provision for income taxes	-	-	-		-

Net loss	$(864,850)	$(44,907)	$-		$(909,757)

Net loss per common share (basic and diluted)		$(0.45)			$(0.05)

Weighted average number of common shares			1,500,000	[E]
(basic and diluted)		100,000	17,237,941	[D]	18,837,941

See notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

PRO FORMA ADJUSTMENTS

On October 13, 2011, Grace 2, Inc. and Q Therapeutics, Inc. entered into an Agreement and Plan of Merger wherein Grace 2, Inc. acquired 100% of Q Therapeutics, Inc.’s capital stock through the issuance of Grace 2, Inc. common stock.  As a result of this transaction, Q Therapeutics, Inc. merged with and into Grace 2, Inc., the surviving entity.  After the effective date of the transaction, the former Q Therapeutics, Inc. stockholders own 89.7% of the issued and outstanding common shares of Grace 2, Inc.  Also, at the time of the transaction Grace 2, Inc. was renamed Q Holdings, Inc.  The transaction has been accounted for as a reverse acquisition.

Pro forma adjustments to the attached financial statements include the following:

[A]
To eliminate the Q Therapeutics, Inc. common and preferred stock for consolidation and to record the acquisition of Q Therapeutics, Inc. by Grace 2, Inc. through the issuance of 17,237,941 shares of Grace 2, Inc. common stock.  The interests of the former stockholders of Q Therapeutics, Inc. in the combined enterprise will be greater than that of the existing stockholders of Grace 2, Inc. and the management of Q Therapeutics, Inc. will assume operating control of the combined enterprise.  Consequently, the acquisition will be accounted for as the recapitalization of Q Therapeutics, Inc., wherein Q Therapeutics, Inc. purchased the assets of Grace 2, Inc. This is a reverse acquisition for accounting purposes.

[B]	To eliminate the accumulated deficit of Grace 2, Inc. at the date of acquisition to reflect the recapitalization for accounting purposes.

[C]	To record elimination of Q Therapeutics, Inc.’s stockholders’ notes receivable.

[D]	To reflect the issuance of 17,237,941 shares of Grace 2, Inc. common stock to facilitate the acquisition, as adjusted for the weighted average calculation.

[E]	To record the issuance of 1,500,000 shares of Grace 2, Inc. common stock issued for $150 on August 8, 2011 as if the shares were issued and outstanding as of June 30, 2011.